Exhibit 99.1

3001 Deming Way Middleton, WI 53562-1431 P.O. Box 620992 Middleton, WI 53562-0992 (608) 275-3340

For Immediate Release	Investor/Media Contacts: Kevin Kim 608-278-6148

Spectrum Brands Announces Definitive Agreement to Sell
Hardware & Home Improvement Segment for $4.3 billion in cash

•Price of $4.3 billion represents over 14x HHI’s expected FY21 Adjusted EBITDA
•Strategic shift results in a more focused consumer staples company aligned with attractive growth categories
•Net proceeds from the sale will result in significant deleveraging
•Excess cash proceeds will be allocated to invest for organic growth, fund complementary acquisitions and return capital to shareholders

Middleton, WI, Sept. 8, 2021-- Spectrum Brands Holdings, Inc. (NYSE: SPB; “Spectrum Brands” or the “Company”), a leading global branded consumer products and home essentials company focused on driving innovation and providing exceptional customer service, today announced it has entered into a definitive agreement to sell its HHI segment to ASSA ABLOY for $4.3 billion in cash, which represents over 14x HHI’s expected FY21 Adjusted EBITDA.

The transaction will simplify the Spectrum Brands business around three attractive business units, consisting of Global Pet Care, Home & Garden, and Home and Personal Care, and further strengthen the Company’s balance sheet. The remaining streamlined business will allow management to devote resources to and prioritize innovation to accelerate long-term sustainable growth.

David Maura, CEO of Spectrum Brands, said “I am exceedingly proud of the fact that our Hardware & Home Improvement business nearly doubled its EBITDA under Spectrum Brands’ ownership. I am pleased to know that HHI has found a new home with a great partner, and I am confident that ASSA ABLOY will take it to its highest potential, bringing great value and innovation to consumers for generations to come. We believe this transaction demonstrates the tremendous value of Spectrum Brands as an owner and steward of our businesses and places the Company in a strong position for the future by allowing us to further reduce our leverage levels, and enhance our capital allocation strategy. Our remaining business will be more focused, allowing us to prioritize innovation to accelerate organic growth and pursue synergistic acquisitions to further drive value creation in Global Pet Care and Home & Garden, while continuing to look for strategic and organic ways to enhance the value of Home and Personal Care. After the closing, we will become a more pure play consumer staples company with higher growth rates and strong margins.“

Nico Delvaux, President and CEO of the ASSA ABLOY Group said “HHI is an excellent addition to the ASSA ABLOY Group and constitutes an important strategic step in developing our residential business in North America. This acquisition advances our strategy to strengthen our position by adding
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complementary products to the core business and it will further accelerate the transformation from mechanical to digital solutions. I look forward to welcoming HHI and all of its employees into the ASSA ABLOY Group.”

Transaction Highlights

Upon closing of the transaction, Spectrum Brands expects to receive approximately $3.5 billion in net proceeds, subject to final tax calculations and purchase price adjustments. Spectrum Brands expects to use the proceeds from this transaction to repay debt and reduce its gross leverage ratio to approximately 2.5x times in the near term. Excess proceeds are expected to be allocated to invest for organic growth, fund complementary acquisitions and return capital to shareholders.

The Company expects to maintain its quarterly cash dividend of $0.42 per common share, which will be subject to the Company’s continued review from time to time.

The sale of HHI is expected to close following the receipt of certain regulatory approvals and customary closing conditions. The results of operations of HHI will be reported as discontinued operations beginning in the fourth quarter of 2021.

Credit Suisse Securities and RBC Capital Markets acted as joint financial advisors to Spectrum Brands. Davis Polk & Wardwell LLP acted as legal counsel for Spectrum Brands.

Pro Forma Spectrum Brands

Spectrum Brands will be a simplified business consisting of three focused business units with leading market share, strong growth opportunities and consistent performance. The pro forma business generated $3.0 billion in net sales and $386 million in Adjusted EBITDA representing a 13.0% margin for the LTM period ended July 4, 2021. Spectrum Brands will report its fourth quarter 2021 results in mid-November and expects to provide Fiscal 2022 Earnings Framework at that time.

Conference Call

Spectrum Brands will host a conference call and webcast to discuss the transaction announcement at 1:00 p.m. Eastern Time today, September 8, 2021. To access the live conference call, U.S. participants may call 877-604-7329 and international participants may call 602-563-8688. The conference ID number is 4795832. A live webcast and related presentation slides will be available by visiting the Event Calendar page in the Investor Relations section of Spectrum Brands’ website at www.spectrumbrands.com.

A replay of the live webcast also will be accessible through the Event Calendar page in the Investor Relations section of the Company’s website. A telephone replay of the conference call will be available through September 22, 2021. To access this replay, participants may call 855-859-2056 and use the same conference ID number.

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About Spectrum Brands

Spectrum Brands Holdings is a home-essentials company with a mission to make living better at home. We focus on delivering innovative products and solutions to consumers for use in and around the home through our trusted brands. We are a leading supplier of residential locksets, residential builders’ hardware, plumbing, shaving and grooming products, personal care products, small household appliances, specialty pet supplies, lawn and garden and home pest control products, and personal insect repellents. Helping to meet the needs of consumers worldwide, Spectrum Brands offers a broad portfolio of market-leading, well-known and widely trusted brands including Kwikset®, Weiser®, Baldwin®, National Hardware®, Pfister®, Remington®, George Foreman®, Russell Hobbs®, Black+Decker®, Tetra®, DreamBone®, SmartBones®, Nature’s Miracle®, 8-in-1®, FURminator®, Healthy-Hide®, Good Boy®, Meowee!® , OmegaOne®, OmegaSea®, Spectracide®, Cutter®, Repel®, Hot Shot®, Rejuvenate®, Black Flag®, and Liquid Fence®. Spectrum Brands, a member of the Russell 1000 index, generated fiscal 2020 net sales of approximately $4.0 billion.

About ASSA ABLOY

The ASSA ABLOY Group is the global leader in access solutions. The Group operates worldwide with 48,000 employees and sales of SEK 88 billion. The Group has leading positions in areas such as efficient door openings, trusted identities and entrance automation. ASSA ABLOY's innovations enable safe, secure and convenient access to physical and digital places.

Forward Looking Statements

Certain matters discussed in this press release may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We have tried, whenever possible, to identify these statements by using words like “future,” “anticipate”, “intend,” “plan,” “estimate,” “believe,” “expect,” “project,” “forecast,” “could,” “would,” “should,” “will,” “may,” and similar expressions of future intent or the negative of such terms. These statements are based upon our current expectations of future events and projections and are subject to a number of risks and uncertainties, many of which are beyond our control and some of which may change rapidly, actual results or outcomes may differ materially from those expressed or implied herein, and you should not place undue reliance on these statements. Important factors that could cause our actual results to differ materially from those expressed or implied herein include, without limitation: (1) the ability to consummate the announced transaction on the expected terms and within the anticipated time period, or at all, which is dependent on the parties’ ability to satisfy certain closing conditions and our ability to realize the benefits of the transaction, including reducing the leverage of the Company, invest in the organic growth of the Company, fund any future acquisitions, returning capital to shareholders, and/or maintain its quarterly dividends; (2) the risk that regulatory approvals that are required to complete the proposed transaction may not be received, may take longer than expected or may impose adverse conditions; (3) our ability to realize the expected benefits of such transaction and to successfully separate the Business; (4) the impact of the COVID-19 pandemic on our customers, employees, manufacturing facilities, suppliers, the capital markets and our financial condition, and results of operations, all of which tend to aggravate the other risks and uncertainties we face; (5) the impact of our indebtedness on our business, financial condition and results of operations; (6) the impact of
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restrictions in our debt instruments on our ability to operate our business, finance our capital needs or pursue or expand business strategies; (7) any failure to comply with financial covenants and other provisions and restrictions of our debt instruments; (8) the effects of general economic conditions, including the impact of, and changes to tariffs and trade policies, inflation, recession or fears of a recession, depression or fears of a depression, labor costs and stock market volatility or monetary or fiscal policies in the countries where we do business; (9) the impact of fluctuations in transportation and shipment costs, commodity prices, costs or availability of raw materials or terms and conditions available from suppliers, including suppliers’ willingness to advance credit; (10) interest rate and exchange rate fluctuations; (11) the loss of, significant reduction in, or dependence upon, sales to any significant retail customer(s); (12) competitive promotional activity or spending by competitors, or price reductions by competitors; (13) the introduction of new product features or technological developments by competitors and/or the development of new competitors or competitive brands; (14) the impact of actions taken by significant stockholders; (15) changes in consumer spending preferences and demand for our products, particularly in light of the COVID-19 pandemic and economic stress; (16) our ability to develop and successfully introduce new products, protect our intellectual property and avoid infringing the intellectual property of third parties; (17) our ability to successfully identify, implement, achieve and sustain productivity improvements (including our Global Productivity Improvement Program), cost efficiencies (including at our manufacturing and distribution operations) and cost savings; (18) the seasonal nature of sales of certain of our products; (19) the effects of climate change and unusual weather activity, as well as further natural disasters and pandemics; (20) the cost and effect of unanticipated legal, tax or regulatory proceedings or new laws or regulations (including environmental, public health and consumer protection regulations); (21) our discretion to conduct, suspend or discontinue our share repurchase program (including our discretion to conduct purchases, if any, in a variety of manners including open-market purchases or privately negotiated transactions); (22) public perception regarding the safety of products that we manufacture and sell, including the potential for environmental liabilities, product liability claims, litigation and other claims related to products manufactured by us and third parties; (23) the impact of existing, pending or threatened litigation, government regulations or other requirements or operating standards applicable to our business; (24) the impact of cybersecurity breaches or our actual or perceived failure to protect company and personal data, including our failure to comply with new and increasingly complex global data privacy regulations; (25) changes in accounting policies applicable to our business; (26) our ability to utilize net operating loss carry-forwards to offset tax liabilities from future taxable income; (27) the impact of expenses resulting from the implementation of new business strategies, divestitures or current and proposed restructuring activities; (28) our ability to successfully implement further acquisitions or dispositions and the impact of any such transactions on our financial performance; (29) the unanticipated loss of key members of senior management and the transition of new members of our management teams to their new roles; (30) the impact of economic, social and political conditions or civil unrest in the U.S. and other countries; (31) the effects of political or economic conditions, terrorist attacks, acts of war, natural disasters, public health concerns or other unrest in international markets; (32) our ability to achieve our goals regarding environmental, social and governance practices; (33) our increased reliance on third party partners, suppliers, and distributors to achieve our business objectives; and (34) the other risk factors set forth in the securities filings of Spectrum Brands Holdings, Inc. and SB/RH Holdings, LLC, including our fiscal 2020 Annual Report and subsequent Quarterly Reports on Form 10-Q.
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Some of the above-mentioned factors are described in further detail in the sections entitled “Risk Factors” in our annual and quarterly reports, as applicable. You should assume the information appearing in this press release is accurate only as of the date hereof, or as otherwise specified, as our business, financial condition, results of operations and prospects may have changed since such date. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the United States Securities and Exchange Commission, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

Non-GAAP Financial Measurements

Management believes that certain non-GAAP financial measures may be useful in providing additional meaningful comparisons between current results and results in prior periods. Management believes that organic net sales provide for a more complete understanding of underlying business trends of regional and segment performance by excluding the impact of currency exchange rate fluctuations and the impact of acquisitions. In addition, within this release, including the supplemental information attached hereto, reference is made to adjusted diluted EPS, adjusted earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA margin and adjusted free cash flow. Adjusted EBITDA is a metric used by management to evaluate segment performance and frequently used by the financial community which provides insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA also is one of the measures used for determining compliance with the Company’s debt covenants. Adjusted EBITDA excludes certain items that are unusual in nature or not comparable from period to period. Adjusted EBITDA margin reflects adjusted EBITDA as a percentage of net sales of the Company. The Company’s management uses adjusted diluted EPS as one means of analyzing the Company’s current and future financial performance and identifying trends in its financial condition and results of operations. Management believes that adjusted diluted EPS is a useful measure for providing further insight into our operating performance because it eliminates the effects of certain items that are not comparable from one period to the next. An income tax adjustment is included in adjusted diluted EPS to exclude the impact of the valuation allowance against deferred taxes and other tax-related items in order to reflect a normalized ongoing effective tax rate. Adjusted free cash flow provides useful information to investors regarding our ability to generate cash flow from business operations that is available for acquisitions and other investments, service of debt principal, dividends and share repurchases and meet its working capital requirements. Our definition of adjusted free cash flow takes into consideration capital investments required to maintain operations of our businesses and execute our strategy. The Company provides this information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of on-going operations. While the Company’s management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company’s GAAP financial results and should be read in conjunction with those GAAP results. Other Supplemental Information has been provided to demonstrate reconciliation of non-GAAP measurements discussed above to most relevant GAAP financial measurements.
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Other Supplemental Financial Information

Adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation, Amortization) is a non-GAAP metric used by management that we believe provides useful information to investors because it reflects ongoing operating performance and trends of our segments excluding certain non-cash based expenses and/or non-recurring items during each of the comparable periods and facilitates comparisons between peer companies since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Further, adjusted EBITDA is a measure used for determining the Company’s debt covenant. EBITDA is calculated by excluding the Company’s income tax expense, interest expense, depreciation expense and amortization expense (from intangible assets) from net income. Adjusted EBITDA further excludes the following:

•Stock based and other incentive compensation costs that consist of costs associated with long-term compensation arrangements and other equity-based compensation based upon achievement of long-term performance metrics; and generally consist of non-cash, stock-based compensation.
•Restructuring and related charges, which consist of project costs associated with the restructuring initiatives across the Company's segments;
•Transaction related charges that consist of (1) transaction costs from qualifying acquisition transactions during the period, or subsequent integration related project costs directly associated with an acquired business; and (2) divestiture related transaction costs that are recognized in continuing operations and post-divestiture separation costs consisting of incremental costs to facilitate separation of shared operations, including development of transferred shared service operations, platforms and personnel transferred as part of the divestitures and exiting of transition service arrangements (TSAs) and reverse TSAs;
•Gains and losses attributable to the Company’s investment in Energizer common stock;
•Non-cash purchase accounting inventory adjustments recognized in earnings from continuing operations subsequent to an acquisition (when applicable);
•Non-cash asset impairments or write-offs realized and recognized in earnings from continuing operations (when applicable);
•Other adjustments primarily consisting of costs attributable to (1) incremental fines and penalties realized for delayed shipments following the transition of third-party logistics service provider in GPC; (2) proposed settlement on outstanding litigation matters at our H&G division attributable to significant and unusual non-recurring claims with no previous history or precedent realized; (3) legal costs associated with Salus as they are not considered a component of the continuing commercial products company; (4) foreign currency attributable to multicurrency loans that were entered into with foreign subsidiaries in exchange for receipt of divestiture proceeds by the parent company and the distribution of the respective foreign subsidiaries’ net assets as part of the GBL and GAC divestitures; and (5) incremental costs for separation of a key executive.

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Adjusted EBITDA margin is calculated as adjusted EBITDA as a percentage of reported net sales for the respective periods.

The following is a reconciliation of reported net income from continuing operations to adjusted EBITDA for the last twelve month (LTM) period ended July 4, 2021, including the calculation of adjusted EBITDA and margin, with pro forma consolidated results excluding the HHI segment.

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